UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 1, 2018

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
221 East Fourth Street
Cincinnati, OH 45202
(Address of Principal Executive Office)
Registrant's telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Cincinnati Bell Inc. (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on May 4, 2018 to announce the preliminary results of the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company held on May 1, 2018. This Amendment is being filed to disclose the final, certified voting results received from the independent inspector of elections, IVS Associates, Inc. (“IVS”).

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 18, 2018, IVS delivered its final vote tabulation that certified the voting results for each of the proposals presented at the Annual Meeting.
As of the close of business on March 2, 2018, the record date for the Annual Meeting, 42,394,151 common shares and 155,250 6 ¾% Cumulative Convertible Preferred Shares were outstanding and entitled to vote. Based on the final voting results from IVS, 39,047,614 shares were represented in person or by proxy at the Annual Meeting, representing approximately 91.77% percent of the shares entitled to vote and constituting a quorum.
The final voting results from IVS for the proposals presented at the Annual Meeting are as follows:
Proposal 1 - Election of Directors
The Company’s Board of Director Nominees

	For	Withheld
Phillip R. Cox	30,568,014	5,991,760
John W. Eck	31,095,445	5,464,329
Leigh R. Fox	31,103,539	5,456,235
Jakki L. Haussler	30,581,550	5,978,224
Craig F. Maier	25,143,281	191,323
Russel P. Mayer	25,151,513	183,091
Theodore H. Torbeck	25,149,307	185,297
Lynn A. Wentworth	30,581,258	5,978,516
Martin J. Yudkovitz	31,102,453	5,457,321

GAMCO Asset Management’s Nominees

	For	Withheld
James Chadwick	11,219,470	5,700
Matthew Goldfarb	11,219,470	5,700
Justyn R. Putnam	11,219,470	5,700

The number of broker non-votes with respect to Proposal 1 was 2,487,840.
Based on the final voting results from IVS, the nine (9) directors elected at the meeting are: Phillip R. Cox, John W. Eck, Leigh R. Fox, Jakki L. Haussler, Craig F. Maier, Russel P. Mayer, Theodore H. Torbeck, Lynn A. Wentworth and Martin J. Yudkovitz.

Proposal 2 - Executive Compensation - “Say-on-Pay”
The shareholders voted as follows to provide non-binding advisory approval of the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
31,512,977	3,491,514	1,555,283	2,487,840
Proposal 3 - Amendment to Amended and Restated Regulations
The shareholders voted as follows to approve an amendment of the Company’s Amended and Restated Regulations to provide proxy access for the Company’s shareholders:

For	Against	Abstain	Broker Non-Votes
34,895,594	143,011	1,521,169	2,487,840
Proposal 4 - Ratification of Auditor
The shareholders voted as follows to ratify the Audit and Finance Committee’s appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

For	Against	Abstain
38,588,769	410,904	47,941

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date:	May 21, 2018	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel